UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2004

Commission File Number 0-29476

INNOVA PURE WATER, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	59-2567034
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13130 56th Court, Suite 609, Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)

(813) 572-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

On November 19, 2004, E. J. Mersis tendered his resignation as a Director and Chief Financial Officer of the Issuer. A copy of Mr. Mersis’ resignation is attached. John E. Nohren, Jr., the current Chief Executive Officer, will replace Mr. Mersis as the Chief Financial Officer.

To the Board of Directors,

Innova Pure Water, Inc.

Effective immediately, please accept this as my resignation as a Director and Interim CFO of Innova Pure Water, Inc. Other business conditions require my attention to the extent that they prevent me from devoting the appropriate time to Innova.

Best wishes for continued success.

E. J. Mersis

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2004	INNOVA PURE WATER, INC.

	By:	/s/ John E. Nohren, Jr.
	Print Name:	John E. Nohren, Jr.
	Title:	Chairman of the Board and Chief Financial Officer